UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2006

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904          71-0682831

(Commission File Number) (IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas    72032

                    (Address of principal executive offices) (Zip Code)

(501) 328-4657

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 1, 2006 M. L. “Mickey” Waddington has been appointed as the Chief Executive Officer of the Bank of Mountain View. Mr. Waddington has 16 years banking experience. He joined the Company in January 2005 as a result of the acquisition of TC Bancorp. He has been at the Bank of Mountain View since October 2005.

James Ronnie Sims, the former Chief Executive Officer of the Bank of Mountain View, will continue as President of the Bank of Mountain View.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

(Registrant)

Date: August 1, 2006	/s/ Randy E. Mayor
Randy E. Mayor, Chief Financial Officer